Stock-Based Compensation - Additional Information (Detail) - USD ($) shares in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Shares available for grant under various plans (subject to adjustment for forfeitures)	41
Fair value of shares vested	$ 128	$ 152	$ 139
Stock-based compensation expense	150	125	125
Stock-based compensation expense on an after tax basis	93	$ 78	$ 78
Unrecognized compensation cost related to nonvested share-based arrangements granted under plans	$ 199
Cost expected to be recognized over a weighted-average period as compensation expense	2 years 7 months 6 days
Minimum [Member]
Stock and unit awards vesting period	3 years
Maximum [Member]
Date of grant exercisable period	10 years
Stock and unit awards vesting period	5 years